UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2018

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 West 36th Street, 7th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 9, 2018, Cinedigm Corp. (the “Company”) issued a subordinated convertible note (the “Convertible Note”) to MingTai Investment LP (the “Lender”) pursuant to which the Company borrowed from the Lender $5,000,000. The Convertible Note has a term of one year from issuance, with two one-year extensions available at the option of the Company, and bears interest at 8% per annum. The principal is payable upon maturity, in cash or in shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) at the Company’s election. The Convertible Note is unsecured and may be prepaid without premium or penalty, and contains customary covenants, representations and warranties. The Convertible Note is convertible, in whole or in part from time to time, into shares of Common Stock at the holder’s election or at the Company’s election. Upon conversion, the Company may elect to settle such conversion with shares of Common Stock or a combination of cash and shares of Common Stock. At maturity, the Company may elect to pay in cash or shares of Common Stock.

The proceeds of the Convertible Note are being used to repay the Company’s outstanding $5 million of subordinated notes dated October 21, 2013.

The foregoing descriptions of the Convertible Note is qualified in its entirety by reference to such document, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The securities are being issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Subordinated Promissory Note dated as of October 9, 2018.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 12, 2018

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary